EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel (650) 312-2000 franklinresources.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklinresources.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Third Quarter Results

San Mateo, CA, July 30, 2009 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $297.7 million, or $1.29 per share diluted, on revenues of $1,073.6 million for the quarter ended June 30, 2009. For the quarter ended March 31, 2009, net income was $110.8 million, or $0.48 per share diluted, on revenues of $912.3 million. For the quarter ended June 30, 2008, net income was $403.3 million, or $1.71 per share diluted, on revenues of $1,521.6 million.

Operating income for the quarter ended June 30, 2009 was $326.2 million, as compared to $223.3 million for the prior quarter and $532.2 million for the quarter ended June 30, 2008. Other, net operating revenues for the quarter ended June 30, 2009 included a $0.8 million decline in the fair value of certain retained interests in securitization transactions, as compared to a decline of $26.0 million for the prior quarter and a gain of $0.3 million for the quarter ended June 30, 2008.

The company’s non-operating income (expenses) for the quarter ended June 30, 2009 included $52.3 million of investment and other income (losses), net, as compared to $(33.9) million for the prior quarter and $34.0 million for the quarter ended June 30, 2008.

Total assets under management by the company’s subsidiaries were $451.2 billion at June 30, 2009, as compared to $391.1 billion at March 31, 2009 and $580.2 billion at June 30, 2008. Simple monthly average assets under management during the quarter ended June 30, 2009 were $428.0 billion, as compared to $396.6 billion in the prior quarter and $602.9 billion in the same quarter a year ago. Equity assets comprised 46% of total assets under management at June 30, 2009, as compared to 44% of total assets under management at March 31, 2009 and 55% of total assets under management at June 30, 2008. Fixed-income assets comprised 33% of total assets under management at June 30, 2009, as compared to 35% of total assets under management at March 31, 2009 and 25% of total assets under management at June 30, 2008. Hybrid assets accounted for 19% of total assets under management at June 30, 2009, March 31, 2009 and June 30, 2008. Net new flows for the quarter ended June 30, 2009 were $6.0 billion, as compared to $(5.5) billion for the prior quarter and $1.2 billion for the same quarter a year ago.

Cash and cash equivalents and investments were $5.5 billion at June 30, 2009, as compared to $5.2 billion at September 30, 2008. Stockholders’ equity was $7.3 billion at June 30, 2009, as compared to $7.1 billion at September 30, 2008. The company had 230.4 million shares of common stock outstanding at June 30, 2009, as compared to 232.8 million shares outstanding at September 30, 2008. During the quarter ended June 30, 2009, the company repurchased 1.7 million shares of its common stock for a total cost of $109.7 million.

Fiscal Third Quarter 2009 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•

Franklin Templeton Investments marked the 60th anniversary of the founding of Mutual Series and the launch of its flagship Mutual Shares Fund on July 1, 1949. During the quarter, the company also introduced the U.S.-registered Mutual International Fund.

•

Fiduciary Trust Company International (“Fiduciary”) announced that, effective October 1, 2009, Henry P. Johnson will assume full CEO responsibilities of Fiduciary and James C. Goodfellow will continue in his role as Chairman of Fiduciary. Messrs. Johnson and Goodfellow have shared the CEO responsibilities of Fiduciary since 2006.

•	In Hong Kong, Franklin Templeton Investments was named the top fund company in the “U.S. fixed income” category by AsianInvestor magazine.
•

The company launched Portfolio Generator, a web-based tool for U.S. financial advisors that allows them to build portfolios consisting of Franklin, Templeton and Mutual Series funds and create customized client-ready reports.

•

Franklin Templeton Investments launched the new “Reflections” national TV campaign highlighting the company’s global investment experience in all market cycles, as well as promoting Mutual Series’ unique value investing style.

Lipper Performance Rankings of Franklin Templeton's U.S.-Registered Long-Term Mutual Funds1,2

FRANKLIN TEMPLETON3,4

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	61%	84%	89%	95%
3rd & 4th	39%	16%	11%	5%

FRANKLIN TEMPLETON EQUITY3,5

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	61%	86%	83%	95%
3rd & 4th	39%	14%	17%	5%

FRANKLIN TEMPLETON FIXED-INCOME3,6

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	62%	81%	96%	95%
3rd & 4th	38%	19%	4%	5%

FRANKLIN EQUITY3,7

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	29%	81%	77%	97%
3rd & 4th	71%	19%	23%	3%

TEMPLETON EQUITY3,8

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	96%	87%	85%	89%
3rd & 4th	4%	13%	15%	11%

MUTUAL SERIES EQUITY3,9

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	99%	99%	99%	98%
3rd & 4th	1%	1%	1%	2%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME3,10

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	64%	64%	95%	94%
3rd & 4th	36%	36%	5%	6%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME3,11

Lipper Quartile	Period Ended June 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	62%	89%	97%	96%
3rd & 4th	38%	11%	3%	4%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data

and assets under management)	Three months ended June 30,				Nine months ended June 30,
	2009	2008	% Change		2009	2008	% Change
Operating Revenues
Investment management fees	$625,025	$924,722	(32%	)	$1,778,235	$2,861,002	(38%	)
Underwriting and distribution fees	365,217	504,272	(28%	)	974,801	1,577,581	(38%	)
Shareholder servicing fees	67,113	73,127	(8%	)	199,969	219,719	(9%	)
Consolidated sponsored investment products income, net	2,908	2,768	5%		6,555	9,436	(31%	)
Other, net	13,295	16,760	(21%	)	(4,400)	43,194	NM

Total operating revenues	1,073,558	1,521,649	(29%	)	2,955,160	4,710,932	(37%	)

Operating Expenses
Underwriting and distribution	350,675	492,385	(29%	)	933,738	1,530,587	(39%	)
Compensation and benefits	230,943	285,651	(19%	)	711,738	846,566	(16%	)
Information systems, technology and occupancy	68,203	78,477	(13%	)	202,199	237,948	(15%	)
Advertising and promotion	27,888	44,804	(38%	)	78,815	138,820	(43%	)
Amortization of deferred sales commissions	32,865	41,935	(22%	)	103,231	129,808	(20%	)
Other	36,798	46,182	(20%	)	107,567	140,172	(23%	)

Total operating expenses	747,372	989,434	(24%	)	2,137,288	3,023,901	(29%	)

Operating Income	326,186	532,215	(39%	)	817,872	1,687,031	(52%	)

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	35,660	(9,005)	NM		(10,160)	(36,046)	(72%	)
Investment and other income (losses), net	52,285	33,969	54%		(26,653)	147,135	NM
Interest expense	(211)	(3,287)	(94%	)	(3,503)	(15,280)	(77%	)

Other income (expenses), net	87,734	21,677	305%		(40,316)	95,809	NM

Income before taxes	413,920	553,892	(25%	)	777,556	1,782,840	(56%	)
Taxes on income	116,204	150,580	(23%	)	248,134	495,116	(50%	)

Net Income	$297,716	$403,312	(26%	)	$529,422	$1,287,724	(59%	)

Earnings per Share
Basic	$1.30	$1.72	(24%	)	$2.29	$5.42	(58%	)
Diluted	1.29	1.71	(25%	)	2.28	5.38	(58%	)
Dividends per Share	$0.21	$0.20	5%		$0.63	$0.60	5%
Average Shares Outstanding (in thousands)
Basic	229,804	234,631	(2%	)	230,871	237,593	(3%	)
Diluted	230,823	236,485	(2%	)	231,834	239,560	(3%	)
Operating Margin[12]	30%	35%			28%	36%
Assets Under Management[13] (in billions)
Beginning of period	$391.1	$591.1	(34%	)	$507.3	$645.9	(21%	)
Long-term sales	27.9	42.8	(35%	)	75.5	131.5	(43%	)
Long-term redemptions	(22.4)	(41.0)	(45%	)	(92.3)	(131.3)	(30%	)
Net cash management	0.5	(0.6)	NM		(0.9)	(0.5)	80%

Net new flows	6.0	1.2	400%		(17.7)	(0.3)	NM
Reinvested distributions	2.7	4.0	(33%	)	11.7	25.7	(54%	)

Net flows	8.7	5.2	67%		(6.0)	25.4	NM
Distributions	(3.3)	(4.7)	(30%	)	(14.8)	(31.2)	(53%	)
Appreciation (depreciation) and other	54.7	(11.4)	NM		(35.3)	(59.9)	(41%	)

End of period	$451.2	$580.2	(22%	)	$451.2	$580.2	(22%	)

Simple Monthly Average for Period	$428.0	$602.9	(29%	)	$424.6	$622.3	(32%	)

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data, employees

and billable shareholder accounts)

	Three months ended
	30-Jun-09	31-Mar-09	% Change		31-Dec-08	30-Sep-08	30-Jun-08
Operating Revenues
Investment management fees	$625,025	$552,936	13%		$600,274	$822,388	$924,722
Underwriting and distribution fees	365,217	304,655	20%		304,929	424,450	504,272
Shareholder servicing fees	67,113	66,514	1%		66,342	69,651	73,127
Consolidated sponsored investment products income, net	2,908	1,761	65%		1,886	1,487	2,768
Other, net	13,295	(13,594)	NM		(4,101)	3,478	16,760

Total operating revenues	1,073,558	912,272	18%		969,330	1,321,454	1,521,649

Operating Expenses
Underwriting and distribution	350,675	293,534	19%		289,529	406,526	492,385
Compensation and benefits	230,943	236,732	(2%	)	244,063	274,091	285,651
Information systems, technology and occupancy	68,203	65,398	4%		68,598	83,038	78,477
Advertising and promotion	27,888	26,700	4%		24,227	45,489	44,804
Amortization of deferred sales commissions	32,865	33,754	(3%	)	36,612	48,196	41,935
Other	36,798	32,832	12%		37,937	52,143	46,182

Total operating expenses	747,372	688,950	8%		700,966	909,483	989,434

Operating Income	326,186	223,322	46%		268,364	411,971	532,215

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	35,660	(9,336)	NM		(36,484)	(35,507)	(9,005)
Investment and other income (losses), net	52,285	(33,929)	NM		(45,009)	77,763	33,969
Interest expense	(211)	(2,092)	(90%	)	(1,200)	(478)	(3,287)

Other income (expenses), net	87,734	(45,357)	NM		(82,693)	41,778	21,677

Income before taxes	413,920	177,965	133%		185,671	453,749	553,892
Taxes on income	116,204	67,159	73%		64,771	153,260	150,580

Net Income	$297,716	$110,806	169%		$120,900	$300,489	$403,312

Earnings per Share
Basic	$1.30	$0.48	171%		$0.52	$1.29	$1.72
Diluted	1.29	0.48	169%		0.52	1.28	1.71

Dividends per Share	$0.21	$0.21	0%		$0.21	$0.20	$0.20

Average Shares Outstanding (in thousands)
Basic	229,804	231,178	(1%	)	231,626	232,832	234,631
Diluted	230,823	231,891	0%		232,688	234,563	236,485

Operating Margin	30%	24%			28%	31%	35%

Employees	7,847	8,233	(5%	)	8,608	8,809	8,958
Billable Shareholder Accounts (in millions)	22.4	21.9	2%		21.0	20.4	22.4

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-09	31-Mar-09	% Change		31-Dec-08	30-Sep-08	30-Jun-08
Equity
Global/international	$153.1	$124.7	23%		$142.6	$190.3	$233.7
Domestic (U.S.)	56.7	48.5	17%		55.2	72.9	82.5

Total equity	209.8	173.2	21%		197.8	263.2	316.2

Hybrid	85.8	75.0	14%		78.8	93.9	109.5

Fixed-Income
Tax-free	62.4	59.3	5%		56.1	59.7	61.6
Taxable:
Global/international[14]	50.2	43.0	17%		45.9	52.7	54.3
Domestic (U.S.)	35.5	32.5	9%		29.8	30.5	31.6

Total fixed-income	148.1	134.8	10%		131.8	142.9	147.5
Cash Management[14,15]	7.5	8.1	(7%	)	7.8	7.3	7.0

Total Ending Assets Under Management	$451.2	$391.1	15%		$416.2	$507.3	$580.2

Simple Monthly Average Assets Under Management	$428.0	$396.6	8%		$438.7	$555.4	$602.9

ASSETS UNDER MANAGEMENT AND FLOWS – UNITED STATES AND INTERNATIONAL

(in billions)	As of and for the three months ended
	30-Jun-09	% of Total	31-Mar-09	% of Total	30-Jun-08	% of Total
Long-Term Sales
United States	$18.1	65%	$13.4	68%	$18.7	44%
International[14]	9.8	35%	6.4	32%	24.1	56%

Total Long-Term Sales	$27.9	100%	$19.8	100%	$42.8	100%

Long-Term Redemptions
United States	$(12.7)	57%	$(16.1)	65%	$(17.0)	41%
International[14]	(9.7)	43%	(8.7)	35%	(24.0)	59%

Total Long-Term Redemptions	$(22.4)	100%	$(24.8)	100%	$(41.0)	100%

Assets Under Management
United States	$339.2	75%	$297.5	76%	$425.0	73%
International	112.0	25%	93.6	24%	155.2	27%

Total Assets Under Management	$451.2	100%	$391.1	100%	$580.2	100%

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-09	31-Mar-09	30-Jun-08
Global/international equity
Beginning assets	$124.7	$142.6	$243.4

Long-term sales	8.5	5.3	15.1
Long-term redemptions	(8.5)	(8.2)	(16.8)
Net exchanges	0.3	(0.3)	0.1

Net new flows	0.3	(3.2)	(1.6)
Reinvested distributions	0.1	0.3	1.0

Net flows	0.4	(2.9)	(0.6)
Distributions	(0.2)	(0.3)	(1.1)
Appreciation (depreciation) and other	28.2	(14.7)	(8.0)

Ending assets	153.1	124.7	233.7

Domestic (U.S.) equity
Beginning assets	48.5	55.2	84.8

Long-term sales	2.6	2.2	3.3
Long-term redemptions	(2.3)	(4.1)	(3.8)
Net exchanges	—	(0.4)	—

Net new flows	0.3	(2.3)	(0.5)
Reinvested distributions	0.1	0.1	0.6

Net flows	0.4	(2.2)	0.1
Distributions	(0.1)	(0.1)	(0.6)
Appreciation (depreciation) and other	7.9	(4.4)	(1.8)

Ending assets	56.7	48.5	82.5

Hybrid
Beginning assets	75.0	78.8	109.8

Long-term sales	2.9	2.7	3.6
Long-term redemptions	(2.7)	(3.4)	(3.4)
Net exchanges	0.1	(0.1)	—

Net new flows	0.3	(0.8)	0.2
Reinvested distributions	1.2	0.7	1.3

Net flows	1.5	(0.1)	1.5
Distributions	(1.4)	(0.9)	(1.5)
Appreciation (depreciation) and other	10.7	(2.8)	(0.3)

Ending assets	85.8	75.0	109.5

Tax-free fixed-income
Beginning assets	59.3	56.1	59.6

Long-term sales	3.3	2.7	3.7
Long-term redemptions	(1.9)	(2.0)	(2.0)
Net exchanges	—	0.1	—

Net new flows	1.4	0.8	1.7
Reinvested distributions	0.5	0.4	0.4

Net flows	1.9	1.2	2.1
Distributions	(0.7)	(0.7)	(0.7)
Appreciation and other	1.9	2.7	0.6

Ending assets	$62.4	$59.3	$61.6

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

[Table continued from previous page]

(in billions)	Three months ended
	30-Jun-09	31-Mar-09	30-Jun-08
Global/international taxable fixed-income
Beginning assets	$43.0	$45.9	$54.5

Long-term sales	6.8	3.7	15.1
Long-term redemptions	(4.7)	(5.0)	(13.1)
Net exchanges	0.8	0.2	(0.3)

Net new flows	2.9	(1.1)	1.7
Reinvested distributions	0.4	0.2	0.3

Net flows	3.3	(0.9)	2.0
Distributions	(0.5)	(0.2)	(0.3)
Appreciation (depreciation) and other	4.4	(1.8)	(1.9)

Ending assets	50.2	43.0	54.3

Domestic (U.S.) taxable fixed-income
Beginning assets	32.5	29.8	31.5

Long-term sales	3.8	3.2	2.0
Long-term redemptions	(2.3)	(2.1)	(1.9)
Net exchanges	(0.1)	0.4	0.2

Net new flows	1.4	1.5	0.3
Reinvested distributions	0.4	0.2	0.3

Net flows	1.8	1.7	0.6
Distributions	(0.4)	(0.3)	(0.4)
Appreciation (depreciation) and other	1.6	1.3	(0.1)

Ending assets	35.5	32.5	31.6

Cash Management
Beginning assets	8.1	7.8	7.5

Net cash management	0.5	(0.5)	(0.6)
Net exchanges	(1.1)	0.1	—

Net new flows	(0.6)	(0.4)	(0.6)
Reinvested distributions	—	—	0.1

Net flows	(0.6)	(0.4)	(0.5)
Distributions	—	—	(0.1)
Appreciation and other	—	0.7	0.1

Ending assets	7.5	8.1	7.0

Total
Beginning assets	391.1	416.2	591.1

Long-term sales	27.9	19.8	42.8
Long-term redemptions	(22.4)	(24.8)	(41.0)
Long-term net exchanges	1.1	(0.1)	—
Net cash management	0.5	(0.5)	(0.6)
Cash management net exchanges	(1.1)	0.1	—

Net new flows	6.0	(5.5)	1.2
Reinvested distributions	2.7	1.9	4.0

Net flows	8.7	(3.6)	5.2
Distributions	(3.3)	(2.5)	(4.7)
Appreciation (depreciation) and other	54.7	(19.0)	(11.4)

Ending Assets Under Management	$451.2	$391.1	$580.2

Conference Call Information

Pre-recorded audio commentary on the third quarter results from Franklin Resources, Inc.’s President and Chief Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions.

Access to the pre-recorded audio commentary and accompanying slides will be available at franklinresources.com under the “Investor relations – Earnings releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 18163210, anytime through 11:59 p.m. Eastern Time on August 13, 2009.

Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 17928102, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on August 13, 2009.

Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $451 billion in assets under management as of June 30, 2009. For more information, please call 1-800/DIAL BEN® or visit franklinresources.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section above is being provided for information purposes only.

2.	Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 1,001 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

4.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 39, 33, 36 and 41 funds ranked in the top quartile and 32, 27, 27 and 21 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 26, 15, 12 and 17 funds ranked in the top quartile and 17, 14, 13 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 13, 18, 24 and 24 funds ranked in the top quartile and 15, 13, 14 and 12 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin equity mutual funds tracked by Lipper, 17, 10, 9 and 11 funds ranked in the top quartile and 10, 7, 7 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 6/30/09. Of the eligible Templeton equity mutual funds tracked by Lipper, 6, 2, 0 and 1 funds ranked in the top quartile and 4, 4, 3 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 6/30/09. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 3, 3, 3 and 5 funds ranked in the top quartile and 3, 3, 3 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 5, 5, 3 and 4 funds ranked in the top quartile and 3, 2, 5 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 6/30/09. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 8, 13, 21 and 20 funds ranked in the top quartile and 12, 11, 9 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.	Defined as operating income divided by operating revenues.

13.

Assets under management include assets for which we provide various investment management services as described in Item I “Business” in Part I of our Form 10-K for the fiscal year ended September 30, 2008.

14.	As a result of regulatory changes, certain amounts previously included in global/international fixed-income are included in cash management effective as of January 1, 2009.

15.	Cash management includes both U.S.-registered money market funds and foreign funds with similar investment objectives.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, and Franklin’s subsequent Form 10-Q filings.

•

The ongoing volatility and disruption of the capital and credit markets, and adverse changes in the global economy, have significantly affected our results of operations and may continue to put pressure on our financial results.

•	The amount and mix of our assets under management are subject to significant fluctuations.
•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications, technology or other systems that are critical to our operations could constrain our operations.
•

Our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.
•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•

Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
•	Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•	Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized.
•	Liquidity needs could affect our banking business.
•	We are dependent on the earnings of our subsidiaries.

# # #